ANNUAL
REPORT

                                [GRAPHIC OMITTED]
                                 MARCH 31, 2003


TEMPLETON
INTERNATIONAL (EX EM) FUND

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

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                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]

LISA F. MYERS, JD, CFA
PORTFOLIO MANAGER
TEMPLETON INTERNATIONAL (EX EM) FUND


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


SHAREHOLDER LETTER

CONTENTS

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YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON INTERNATIONAL (EX EM) FUND
SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 75% OF ITS ASSETS IN THE EQUITY SECURITIES OF COMPANIES LOCATED IN ANY DEVELOPED COUNTRY OUTSIDE THE U.S.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton International (Ex EM) Fund covers the fiscal year ended March 31, 2003. During the 12 months under review, downward pressure on major economies intensified, as developed country equity markets reflected economic trends and generally posted broad-based declines. U.S. gross domestic product (GDP) for calendar year 2002 grew 2.4% -- much better than the 0.3% GDP gain eked out in 2001. However, after strong growth in December and January, severe winter weather, high energy prices, dismal overall stock market performance, rising unemployment and anxiety about war weighed heavily on manufacturers, consumers and investors in February and March 2003. Concerned about a weak U.S. economy, controversy over U.S. corporate malfeasance and the war in Iraq, investors generally shunned U.S. equities, contributing to a U.S. dollar decline that stoked uncertainty about a U.S.-led global recovery.



Shareholder Letter .........  1

Performance Summary ........ 10

Financial Highlights &
Statement of Investments ... 14

Financial Statements ....... 21

Notes to
Financial Statements ....... 24

Independent
Auditors' Report ........... 28

Tax Designation ............ 29

Board Members
and Officers ............... 30





[GRAPHIC OMITTED]
Global
Growth
Growth
& Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 17.

--------------------------------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
--------------------------------------------------------------------------------

Elsewhere, deflation continued to be one of Japan's major problems, and Europe faced a number of structural challenges, notably regarding the rigidity of its labor markets and a lack of fiscal or interest rate flexibility. Compounding these issues, the euro's recent strength against the U.S. dollar made European manufacturers less competitive in global markets. The short-term global economic outlook remained uncertain as a result of these and other factors.

Except for a few fleeting rallies, investor sentiment across the globe seemed clearly negative as most economies and equity markets lost momentum. There were some bright spots among emerging markets, but performance within developed countries was muted. After a summer downturn, many major global stock market indexes rebounded during most of 2002's fourth quarter as the risk of war in Iraq and doubts over U.S. consumers' spending resiliency seemed overshadowed by hopes of a new recovery cycle, which appeared to help fuel a broad-based rally beginning with technology-related companies. War- and terrorism-based geopolitical concerns surfaced again in December and reached new heights as the U.S.-led war in Iraq dominated headlines throughout March 2003. This news resulted in widespread instability and investor worry, which we believe further contributed to weaker interest in equities.

Within this difficult environment, Templeton International (Ex EM) Fund - Class A posted a -22.77% cumulative total return for the one-year period ended March 31, 2003, as shown in the Performance Summary beginning on page 10. The Fund slightly outperformed its benchmark, the Morgan



Geographic Distribution
Based on Total Net Assets
3/31/03

Europe                                          62.1%
Asia                                            14.7%
Australia & New Zealand                          7.4%
North America                                    5.6%
Short-Term Investments & Other Net Assets       10.2%

Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which produced a cumulative total return of -22.95% during the same period./1/ We attribute the Fund's results mainly to weak performance in European markets, where the Fund had its highest regional exposure. Gains among the Fund's consumer staples, energy and utilities stocks were muted by generally poor results across most portfolio holdings in the financial, pharmaceutical and industrial sectors, where we believe investors sold high- and low-quality companies indiscriminately. The Fund also ran into difficulties in Japan, where despite our being heavily underweighted compared to the MSCI EAFE Index (5.6% of total net assets for the Fund vs. the MSCI EAFE's 22.0% at period-end), our holdings in Japanese technology companies recorded heavy losses. Overall, we found that unlike past downturns, much of the poor performance was broad-based with little distinction for high-quality companies with strong longer-term prospects. While this caused recent performance to be disappointing, we believe future performance should be more reflective of underlying company fundamentals.

If there were a Templeton dictionary, "market volatility" would be defined as "opportunity" -- a situation or condition favorable for attainment of a goal; or a good position, chance or prospect for advancement. Many investors view volatility with distress. At Templeton, as value-oriented portfolio managers with a long-term investment horizon, we view the past year of emotional buying and selling in response to geopolitical tensions, corporate scandals, and concerns of war and acts of terrorism -- NOT underlying business fundamentals -- as a



1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets of Europe, Australasia and the Far East. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 COUNTRIES
Based on Equity Investments
3/31/03

                  % OF TOTAL
                  NET ASSETS
----------------------------
U.K.                   14.3%
Hong Kong               8.3%
Germany                 7.5%
Switzerland             7.1%
Australia               6.9%
Spain                   6.4%
France                  6.1%
Sweden                  5.6%
Japan                   5.6%
Finland                 5.1%



tremendous opportunity to uncover what we believe are bargains. Bargains are companies that we determine from analysis to have prospects for advancement that may attain our goal of delivering strong long-term performance. Over the past year, we sought to take advantage of large disparities we were finding between share prices and our own estimates of true business value. In this situation, we purchased what we considered to be high-quality companies offering excellent long-term fundamentals at historically low valuations.

One key to the Templeton value strategy is our long-term view. A company meets our "bargain" criteria based on our determination of its prospects for long-term growth relative to its current valuation. We find that equity markets generally price stocks based on their growth prospects for the next six to twelve months. Therefore, as we have seen, near-term uncertainty often results in companies with positive longer-term outlooks trading at prices that are attractive to a patient, long-term investor. In the past year, our strategy has enabled us to purchase a number of stocks that the market considered blue-chip "growth" stocks, which fell out of favor because of disappointing short-term expectations and a lack of immediate visibility. In a more favorable environment, we would not have considered owning such stocks because of their usually rich valuations, in our analysis.

Europe remained the Fund's largest regional exposure, even though we slightly decreased the portfolio weighting from 65.1% of total net assets at the beginning of the period to 62.1% on March 31, 2003. In spite of generally poor regional performance over the reporting period, we saw some strong performance among selected companies in Germany, Spain and Finland, where stocks such as Adidas, Banco Popular and

Fortum offset relatively weaker performance in the Fund's Switzerland and U.K. positions. Concerns about capital adequacy appeared to cause substantial declines in financial stocks, and weak manufacturing orders put pressure on industrial companies with strained balance sheets. We used strength AND weakness as reasons to sell some of the Fund's European stocks. For example, we took profits by selling Banco Popular but cut losses on companies such as ABB. ABB is the Swiss industrial company hit recently by increasing asbestos liabilities and other issues, factors that, to us, seemed to outweigh the upside potential of a company that we previously viewed as high quality. Overall, however, we continue to have confidence that there is substantial value in the Fund's European exposure. Thus, we added to positions on weakness, seeking to take advantage of volatility to reduce our average cost in companies that we believe could be beneficiaries when the global economy recovers.

European pharmaceutical stocks became attractive to us as their typically high stock valuations, which precluded investment according to our value style, fell significantly during the reporting period and opened what we considered was a buying opportunity window. Because of their historically high and consistent growth rates, pharmaceutical stocks usually command a valuation premium to stock market averages. However, with recent uncertainty regarding patent expirations, generic substitution, uninspiring pipelines of new drugs and tightened Federal Drug Administration approval of new drugs, the market penalized many blue chip pharmaceutical companies, causing them to trade at a discount to the broader market. However, based on our research we believe that many of these pharmaceutical companies could continue to generate



TOP 10 SECTORS/INDUSTRIES
Based on Equity Investments
3/31/03

                           % OF TOTAL
                           NET ASSETS
-------------------------------------
Banks                           12.3%
Oil & Gas                        8.0%
Insurance                        6.6%
Electric Utilities               6.4%
Diversified Telecommunication
Services                         5.0%
Pharmaceuticals                  4.3%
Metals & Mining                  4.1%
Food Products                    3.6%
Machinery                        3.5%
Diversified Financials           3.4%
premium returns with steady earnings growth as a result of rapidly aging global populations, pending proposals for improved U.S. health insurance drug plans, and the limited impact of patent expirations for companies with reasonable new drug pipelines. Among the Fund's new pharmaceutical sector positions were GlaxoSmithKline, Shire Pharmaceutical and Novartis. We also increased holdings in Aventis and biotechnology company Celltech.

Elsewhere in Europe, we saw instances of positive or negative investor sentiment about particular industries resulting in correlated buying or selling patterns across most related stocks within each industry. In this situation we used our careful stock-by-stock process as we sought to identify undervalued securities among the fallout. We recently added one company to the Fund at historically low valuations, Switzerland's Adecco, which might qualify as a "fallen growth stock." Adecco, the world's largest employment agency, has increased revenues more than 17% per year over the past five years. Because staffing is a highly cyclical (economically sensitive) business, Adecco suffered as a result of the global economic slowdown. As a market leader with structural cost advantages, we believe Adecco could continue to gain market share during this downturn, which could potentially enable it to benefit when the global economy picks up. Similarly, U.K.-based global advertising firm WPP Group has been growing at high double-digit growth rates over the past five years while amassing small and large advertising firms around the world to assemble a group of diverse and dynamic creative teams. In our opinion, many investors grew weary of trying to predict when the depressed advertising cycle might recover, causing

WPP's stock price to retreat to 1999 levels, when it was just a fraction of its current size and global breadth. At recent prices, we felt we were receiving a significant discount to wait for an economic recovery that could potentially benefit WPP.

In Asia, we increased the Fund's exposure from 12.5% of total net assets at the beginning of the reporting period to 14.7% by March 31, 2003. We believe many investors failed to recognize improved balance sheets and returns in many Asian companies, as well as increasingly disciplined, shareholder-friendly, entrepreneurial Asian businesses offering much better growth prospects than many of their European or American peers, in our analysis. Notably, while many investors associate growth in Asia with the emerging markets (an area in which the Fund does not invest directly), over the past year we sought to access Chinese and Southeast Asian growth engines through investments in companies based in developed markets where reporting and accounting standards and shareholder rights are generally more rigorously upheld. Among these investments were Cheung Kong Infrastructure Holdings, a company that owns 39% of Hong Kong Electric, one of the two major companies that share a profitable duopoly of the Hong Kong electricity market. Hong Kong Electric uses some of its cash stream to invest in higher-growth Australasian utilities and infrastructure projects. Cheung Kong offered a 3.9% dividend yield and traded at only 13 times 2003 earnings at period-end. U.K./Australian metals and mining enterprise BHP Billiton and a new Fund holding, French aluminum producer Pechiney, experienced growing export business to the Chinese market, where demand for certain metals -- particularly steel -- grew more than 20% in 2002./2/





TOP 10 EQUITY HOLDINGS
3/31/03

COMPANY
SECTOR/INDUSTRY,            % OF TOTAL
COUNTRY                     NET ASSETS
--------------------------------------
Eni SpA                           2.8%
OIL & GAS, ITALY

BHP Billiton PLC                  2.6%
METALS & MINING, AUSTRALIA

Unilever PLC                      2.5%
FOOD PRODUCTS, U.K.

Aventis SA                        2.0%
PHARMACEUTICALS, FRANCE

Smiths Group PLC                  1.9%
INDUSTRIAL CONGLOMERATES,
U.K.

Iberdrola SA, Br.                 1.9%
ELECTRIC UTILITIES, SPAIN

Telefonica SA                     1.8%
DIVERSIFIED TELECOMMUNICATION
SERVICES, SPAIN

CLP Holdings Ltd.                 1.8%
ELECTRIC UTILITIES, HONG KONG

UBS AG                            1.7%
BANKS, SWITZERLAND

Novartis AG                       1.7%
PHARMACEUTICALS, SWITZERLAND



2. Source: Samsung Securities, 4/14/03.

Looking forward, the Templeton investment philosophy and process remain focused, as always, on identifying absolute low valuations with respect to our assessment of future earnings and asset growth potential. Given ongoing weakness and investor disaffection, we will actively seek to take advantage of opportunities to buy what we consider undervalued, high-quality companies with strong long-term fundamentals, that have not been positively distinguished from their less-advantaged peers. Consequently, we believe that although near-term volatility and continuing steep market declines may make short-term performance volatile, the Fund is well positioned for a longer-term, more normalized environment.

Please do not mistake our optimism for blindness or disdain for geopolitical tensions or military conflict in Iraq. We recognize that the current economic environment and negative investor sentiment may continue to put pressure on even the strongest global companies for some time, and that Fund performance may be weak in the interim. However, we think Templeton's ability to look through near-term uncertainty and pessimism to determine the longer-term growth prospects of companies is one of our greatest assets for the Fund. We appreciate your support during these times.

Of course, there are special risks involved with international investing related to market, currency, economic, social, political and other factors. Investing in foreign markets means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and considerations are discussed in the Fund's prospectus.

We thank you for investing in Templeton International (Ex EM) Fund, appreciate your support and confidence in our investment process, and welcome your comments and suggestions.

Sincerely,

/s/LISA F. MYERS, JD, CFA
Lisa F. Myers, JD, CFA

/s/JEFFREY A. EVERETT, CFA
Jeffrey A. Everett, CFA

Portfolio Management Team
Templeton International (Ex EM) Fund



--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         3/31/03    3/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.73          $8.75     $11.48
DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.1354

CLASS C                        CHANGE         3/31/03    3/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.70          $8.64     $11.34
DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.0790

ADVISOR CLASS                  CHANGE         3/31/03    3/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.76          $8.75     $11.51
DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.1728

              Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 7.30% and 1.13%.

PERFORMANCE



                                                                     INCEPTION
CLASS A                                       1-YEAR   5-YEAR         (5/8/95)
------------------------------------------------------------------------------
Cumulative Total Return/1/                    -22.77%   -23.26%          24.45%
Average Annual Total Return/2/                -27.21%    -6.27%           2.04%
Value of $10,000 Investment/3/                $7,279    $7,233         $11,729


                                                                     INCEPTION
CLASS C                                       1-YEAR   5-YEAR         (5/8/95)
------------------------------------------------------------------------------
Cumulative Total Return/1/                    -23.22%   -25.60%          18.33%
Average Annual Total Return/2/                -24.72%    -5.93%           2.03%
Value of $10,000 Investment/3/                $7,528    $7,367         $11,716


                                                                     INCEPTION
ADVISOR CLASS/4/                               1-YEAR   5-YEAR         (5/8/95)
------------------------------------------------------------------------------
Cumulative Total Return/1/                    -22.69%   -22.13%          28.32%
Average Annual Total Return/2/                -22.69%    -4.88%           3.21%
Value of $10,000 Investment/3/                $7,731    $7,787         $12,832

------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

              Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

CLASS A
         Templeton International          MSCI EAFE
              (Ex EM) Fund                 Index 5

05/08/95         $ 9425                    $10000
                   9444                      9913
                   9416                      9742
                   9472                     10351
                   9491                      9959
                   9312                     10156
                   9171                      9886
                   9142                     10163
                   9284                     10575
                   9877                     10621
                  10028                     10660
03/31/96           9793                     10889
                   9906                     11208
                  10066                     11005
                  10170                     11069
                   9924                     10749
                  10407                     10775
                  10445                     11064
                  10643                     10953
                  10908                     11392
                  11271                     11248
                  11725                     10857
                  11831                     11037
03/31/97          11918                     11080
                  11754                     11141
                  11956                     11869
                  12493                     12527
                  12881                     12732
                  12622                     11783
                  13597                     12446
                  13120                     11492
                  12981                     11378
                  13033                     11480
                  13183                     12007
                  14105                     12781
03/31/98          15284                     13177
                  15595                     13284
                  15679                     13223
                  15280                     13326
                  15139                     13464
                  13389                     11799
                  12524                     11440
                  13313                     12636
                  13702                     13286
                  13757                     13814
                  13633                     13776
                  13712                     13451
03/31/99          14196                     14016
                  15491                     14587
                  14904                     13839
                  15433                     14382
                  16045                     14812
                  16268                     14870
                  15857                     15023
                  15527                     15589
                  15857                     16134
                  16946                     17585
                  15584                     16471
                  14957                     16917
03/31/00          15560                     17576
                  15258                     16654
                  15531                     16251
                  15990                     16890
                  15799                     16185
                  15748                     16329
                  15174                     15537
                  15059                     15173
                  15467                     14608
                  16548                     15130
                  16457                     15123
                  16183                     13991
03/31/01          15033                     13064
                  15830                     13980
                  15868                     13498
                  15633                     12951
                  15332                     12717
                  15319                     12397
                  13514                     11144
                  13971                     11429
                  14560                     11851
                  14671                     11922
                  14129                     11289
                  14274                     11369
03/31/02          15187                     11990
                  15425                     12077
                  15844                     12240
                  15300                     11758
                  13772                     10598
                  13600                     10576
                  12099                      9443
                  12763                      9951
                  13308                     10404
                  12761                     10055
                  12359                      9636
                  11997                      9416
03/31/03          11729                      9238

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  3/31/03
--------------------------------
1-Year                   -27.21%
5-Year                    -6.27%
Since Inception (5/8/95)   2.04%



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  3/31/03
--------------------------------
1-Year                   -24.72%
5-Year                    -5.93%
Since Inception (5/8/95)   2.03%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS

CLASS C
         Templeton International      MSCI EAFE
              (Ex EM) Fund             Index 5
05/08/95        $ 9901                 $10000
                  9911                   9913
                  9881                   9742
                  9941                  10351
                  9950                   9959
                  9762                  10156
                  9604                   9886
                  9574                  10163
                  9713                  10575
                 10317                  10621
                 10475                  10660
03/31/96         10218                  10889
                 10337                  11208
                 10500                  11005
                 10599                  11069
                 10322                  10749
                 10817                  10775
                 10847                  11064
                 11055                  10953
                 11322                  11392
                 11692                  11248
                 12155                  10857
                 12256                  11037
03/31/97         12346                  11080
                 12165                  11141
                 12378                  11869
                 12917                  12527
                 13310                  12732
                 13041                  11783
                 14035                  12446
                 13538                  11492
                 13414                  11378
                 13468                  11480
                 13613                  12007
                 14547                  12781
03/31/98         15748                  13177
                 16059                  13284
                 16124                  13223
                 15709                  13326
                 15553                  13464
                 13737                  11799
                 12852                  11440
                 13637                  12636
                 14051                  13286
                 14088                  13814
                 13960                  13776
                 14041                  13451
03/31/99         14530                  14016
                 15845                  14587
                 15238                  13839
                 15772                  14382
                 16392                  14812
                 16610                  14870
                 16185                  15023
                 15845                  15589
                 16173                  16134
                 17262                  17585
                 15874                  16471
                 15217                  16917
03/31/00         15837                  17576
                 15502                  16654
                 15782                  16251
                 16240                  16890
                 16031                  16185
                 15978                  16329
                 15389                  15537
                 15258                  15173
                 15677                  14608
                 16753                  15130
                 16660                  15123
                 16366                  13991
03/31/01         15203                  13064
                 15992                  13980
                 16019                  13498
                 15778                  12951
                 15458                  12717
                 15444                  12397
                 13627                  11144
                 14068                  11429
                 14656                  11851
                 14762                  11922
                 14210                  11289
                 14359                  11369
03/31/02         15260                  11990
                 15502                  12077
                 15910                  12240
                 15357                  11758
                 13818                  10598
                 13629                  10576
                 12118                   9443
                 12779                   9951
                 13306                  10404
                 12760                  10055
                 12354                   9636
                 11987                   9416
03/31/03         11716                   9238

              Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS

ADVISOR CLASS

         Templeton International    MSCI EAFE
              (Ex EM) Fund           Index/5/
05/08/95        $10000               $10000
                 10020                 9913
                  9990                 9742
                 10050                10351
                 10070                 9959
                  9880                10156
                  9730                 9886
                  9700                10163
                  9850                10575
                 10480                10621
                 10640                10660
03/31/96         10390                10889
                 10510                11208
                 10680                11005
                 10791                11069
                 10530                10749
                 11042                10775
                 11082                11064
                 11293                10953
                 11574                11392
                 11959                11248
                 12440                10857
                 12552                11037
03/31/97         12655                11080
                 12491                11141
                 12705                11869
                 13285                12527
                 13708                12732
                 13433                11783
                 14479                12446
                 13972                11492
                 13845                11378
                 13915                11480
                 14074                12007
                 15055                12781
03/31/98         16310                13177
                 16663                13284
                 16736                13223
                 16322                13326
                 16172                13464
                 14309                11799
                 13389                11440
                 14229                12636
                 14654                13286
                 14715                13814
                 14583                13776
                 14679                13451
03/31/99         15207                14016
                 16601                14587
                 15977                13839
                 16542                14382
                 17221                14812
                 17459                14870
                 17020                15023
                 16656                15589
                 17020                16134
                 18184                17585
                 16738                16471
                 16054                16917
03/31/00         16712                17576
                 16390                16654
                 16687                16251
                 17193                16890
                 16988                16185
                 16933                16329
                 16332                15537
                 16209                15173
                 16673                14608
                 17831                15130
                 17747                15123
                 17438                13991
03/31/01         16216                13064
                 17073                13980
                 17128                13498
                 16874                12951
                 16551                12717
                 16551                12397
                 14609                11144
                 15101                11429
                 15734                11851
                 15870                11922
                 15270                11289
                 15427                11369
03/31/02         16426                11990
                 16698                12077
                 17148                12240
                 16560                11758
                 14926                10598
                 14725                10576
                 13105                 9443
                 13807                 9951
                 14409                10404
                 13818                10055
                 13397                 9636
                 12990                 9416
03/31/03         12832                 9238


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS/4/        3/31/03
-------------------------------
1-Year                  -22.69%
5-Year                   -4.88%
Since Inception (5/8/95)  3.21%



5. Source: Standard & Poor's Micropal. The MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets of Europe, Australasia and the Far East.

              Past performance does not guarantee future results.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights



                                                                                    CLASS A
                                                            --------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $11.48    $11.51     $12.91    $12.61    $14.26
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income/a/.................................       .10       .19        .23       .27       .21
 Net realized and unrealized gains (losses) ..............     (2.69)     (.07)      (.64)      .94     (1.24)
                                                            --------------------------------------------------
Total from investment operations .........................     (2.59)      .12       (.41)     1.21     (1.03)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.14)     (.15)      (.24)     (.29)     (.22)
 Net realized gains ......................................        --        --       (.75)     (.62)     (.40)
                                                            --------------------------------------------------
Total distributions ......................................      (.14)     (.15)      (.99)     (.91)     (.62)
                                                            --------------------------------------------------
Net asset value, end of year .............................     $8.75    $11.48     $11.51    $12.91    $12.61
                                                            --------------------------------------------------
Total return/b/ ...........................................  (22.77)%     1.02%    (3.38)%     9.61%   (7.12)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $25,894   $32,586    $35,486   $40,201   $39,509
Ratios to average net assets:
 Expenses ................................................     1.81%     1.82%      1.82%     1.86%     1.73%
 Net investment income ...................................     1.02%     1.69%      1.85%     2.03%     1.91%
Portfolio turnover rate ..................................    19.05%    31.28%     42.06%    61.73%    38.57%


a Based on average weighted shares outstanding effective year ended March 31, 2000.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights (CONTINUED)




                                                                                    CLASS C
                                                            --------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $11.34    $11.38     $12.78    $12.49    $14.16
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income/a/.................................       .04       .11        .15       .18       .11
 Net realized and unrealized gains (losses) ..............     (2.65)     (.07)      (.64)      .95     (1.22)
                                                            --------------------------------------------------
Total from investment operations .........................     (2.61)      .04       (.49)     1.13     (1.11)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.08)     (.08)      (.16)     (.22)     (.16)
 Net realized gains ......................................        --        --       (.75)     (.62)     (.40)
                                                            --------------------------------------------------
Total distributions ......................................      (.08)     (.08)      (.91)     (.84)     (.56)
                                                            --------------------------------------------------
Net asset value, end of year .............................     $8.65    $11.34     $11.38    $12.78    $12.49
                                                            --------------------------------------------------
Total return/b/...........................................    (23.22)%      .37%    (4.00)%     8.99%   (7.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $14,372   $16,243    $11,756   $14,051   $14,222
Ratios to average net assets:
 Expenses ................................................     2.44%     2.46%      2.46%     2.49%     2.37%
 Net investment income ...................................      .39%      .97%      1.25%     1.34%     1.26%
Portfolio turnover rate ..................................    19.05%    31.28%     42.06%    61.73%    38.57%


a Based on average weighted shares outstanding effective year ended March 31, 2000.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights (CONTINUED)






                                                                              ADVISOR CLASS
                                                            --------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $11.51    $11.55     $12.95    $12.66    $14.30
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income/a/.................................       .14       .22        .39       .26       .74
 Net realized and unrealized gains (losses) ..............     (2.72)     (.07)      (.75)     1.00     (1.73)
                                                            --------------------------------------------------
Total from investment operations .........................     (2.58)      .15       (.36)     1.26      (.99)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.17)     (.19)      (.29)     (.35)     (.25)
 Net realized gains ......................................        --        --       (.75)     (.62)     (.40)
                                                            --------------------------------------------------
Total distributions ......................................      (.17)     (.19)     (1.04)     (.97)     (.65)
                                                            --------------------------------------------------
Net asset value, end of year .............................     $8.76    $11.51     $11.55    $12.95    $12.66
                                                            --------------------------------------------------
Total return/b/ ...........................................   (22.69)%    1.30%    (2.97)%     9.90%   (6.76)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................      $276      $334       $261      $544      $265
Ratios to average net assets:
 Expenses ................................................     1.47%     1.47%      1.47%     1.51%     1.38%
 Net investment income ...................................     1.36%     1.96%      3.19%     1.93%     2.49%
Portfolio turnover rate ..................................    19.05%    31.28%     42.06%    61.73%    38.57%


a Based on average weighted shares outstanding effective year ended March 31, 2000.
b Total return is not annualized for periods less than one year.

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003



                                                                           COUNTRY     SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.6%
     AEROSPACE & DEFENSE 2.2%
     BAE Systems PLC ..............................................    United Kingdom  223,205    $   395,147
     Rolls-Royce PLC ..............................................    United Kingdom  220,408        246,485
     Saab AB, B ...................................................        Sweden       21,920        235,255
                                                                                                  -----------
                                                                                                      876,887
                                                                                                  -----------
     AIR FREIGHT & COURIERS 1.0%
     Deutsche Post AG .............................................        Germany      42,860        422,324
                                                                                                  -----------
     AIRLINES 1.0%
     Qantas Airways Ltd. ..........................................       Australia    216,478        388,528
                                                                                                  -----------
     AUTO COMPONENTS 1.2%
     Denso Corp. ..................................................         Japan       32,000        467,397
                                                                                                  -----------
     AUTOMOBILES .4%
     Volkswagen AG ................................................        Germany       5,380        171,717
                                                                                                  -----------
     BANKS 12.3%
     Abbey National PLC ...........................................    United Kingdom   67,130        349,099
     Australia & New Zealand Banking Group Ltd. ...................       Australia     48,840        529,185
    aBanca Nazionale del Lavoro SpA ...............................         Italy      229,140        289,044
     DBS Group Holdings Ltd. ......................................       Singapore     64,000        333,569
     Foreningssparbanken AB, A ....................................        Sweden       46,710        539,876
    aGjensidige NOR ASA ...........................................        Norway       20,000        577,398
     HSBC Holdings PLC ............................................       Hong Kong     63,000        648,219
     Lloyds TSB Group PLC .........................................    United Kingdom   76,049        387,067
     National Australia Bank Ltd. .................................       Australia     17,847        344,578
     Nordea AB ....................................................        Sweden       66,420        292,974
    aUBS AG .......................................................      Switzerland    16,120        685,856
                                                                                                  -----------
                                                                                                    4,976,865
                                                                                                  -----------
     BIOTECHNOLOGY .5%
    aCelltech Group PLC ...........................................    United Kingdom   51,320        216,183
    aCK Life Sciences International (Holdings) Inc. ...............       Hong Kong      3,320            519
                                                                                                  -----------
                                                                                                      216,702
                                                                                                  -----------
     BUILDING PRODUCTS .7%
     Heywood Williams Group PLC ...................................    United Kingdom  175,700        292,995
                                                                                                  -----------
     CHEMICALS 2.9%
     Akzo Nobel NV ................................................      Netherlands    14,930        296,834
     BASF AG ......................................................        Germany      13,020        485,895
     Bayer AG, Br. ................................................        Germany      19,380        265,401
     Imperial Chemical Industries PLC .............................    United Kingdom   93,160        135,474
                                                                                                  -----------
                                                                                                    1,183,604
                                                                                                  -----------
     COMMERCIAL SERVICES & SUPPLIES .5%
     Adecco SA ....................................................      Switzerland     7,950        220,890
                                                                                                  -----------


TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003  (CONT.)




                                                                           COUNTRY     SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     COMPUTERS & PERIPHERALS .3%
    aNEC Corp. ....................................................         Japan       39,000    $   128,597
                                                                                                  -----------
     CONSTRUCTION MATERIALS 1.3%
     Cheung Kong Infrastructure Holdings Ltd. .....................       Hong Kong    275,000        518,306
                                                                                                  -----------
     DIVERSIFIED FINANCIALS 3.4%
     ING Groep NV .................................................      Netherlands    31,010        358,346
     Nomura Holdings Inc. .........................................         Japan       28,000        291,617
     Rodamco Europe NV ............................................      Netherlands     9,270        418,274
     Swire Pacific Ltd., A ........................................       Hong Kong     79,000        312,984
                                                                                                  -----------
                                                                                                    1,381,221
                                                                                                  -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 5.0%
     BCE Inc. .....................................................        Canada       27,990        513,770
     Nippon Telegraph & Telephone Corp. ...........................         Japan          172        584,550
     Telecom Corp. of New Zealand Ltd. ............................      New Zealand    77,972        195,301
    aTelefonica SA ................................................         Spain       79,580        744,201
                                                                                                  -----------
                                                                                                    2,037,822
                                                                                                  -----------
     ELECTRIC UTILITIES 6.4%
     CLP Holdings Ltd. ............................................       Hong Kong    178,800        740,468
     E.ON AG ......................................................        Germany      14,010        577,877
     Endesa SA ....................................................         Spain       42,745        520,074
     Iberdrola SA, Br. ............................................         Spain       46,430        756,422
                                                                                                  -----------
                                                                                                    2,594,841
                                                                                                  -----------
     ELECTRONIC EQUIPMENT & INSTRUMENTS .9%
     Hitachi Ltd. .................................................         Japan      100,000        348,288
                                                                                                  -----------
     FOOD PRODUCTS 3.6%
     Nestle SA ....................................................      Switzerland     2,260        447,334
     Unilever PLC .................................................    United Kingdom  111,010      1,028,244
                                                                                                  -----------
                                                                                                    1,475,578
                                                                                                  -----------
     GAS UTILITIES 1.2%
     TransCanada PipeLines Ltd. ...................................        Canada       34,183        500,794
                                                                                                  -----------
     HEALTH CARE PROVIDERS & SERVICES .6%
     Mayne Group Ltd. .............................................       Australia    126,725        228,974
                                                                                                  -----------
     HOUSEHOLD DURABLES 1.5%
     Koninklijke Philips Electronics NV ...........................      Netherlands    39,710        623,543
                                                                                                  -----------
     INDUSTRIAL CONGLOMERATES 3.4%
     Hutchison Whampoa Ltd. .......................................       Hong Kong    111,000        604,850
     Smiths Group PLC .............................................    United Kingdom   75,660        765,390
                                                                                                  -----------
                                                                                                    1,370,240
                                                                                                  -----------

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003  (CONT.)




                                                                           COUNTRY     SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE 6.6%
     Ace Ltd. .....................................................        Bermuda      15,790    $   457,121
     AXA SA .......................................................        France       30,790        363,532
     Sampo-Leonia OYJ, A ..........................................        Finland      84,410        515,807
     Swiss Reinsurance Co. ........................................      Switzerland    10,380        509,226
     XL Capital Ltd., A ...........................................        Bermuda       7,000        495,460
     Zurich Financial Services AG .................................      Switzerland     3,795        322,931
                                                                                                  -----------
                                                                                                    2,664,077
                                                                                                  -----------
     MACHINERY 3.5%
    aAtlas Copco AB, A ............................................        Sweden       11,500        227,180
     Invensys PLC .................................................    United Kingdom  356,590         59,183
     Metso OYJ ....................................................        Finland      38,109        388,816
     VA Technologie AG, Br. .......................................        Austria       4,300         82,582
     Volvo AB, B ..................................................        Sweden       36,142        641,515
                                                                                                  -----------
                                                                                                    1,399,276
                                                                                                  -----------
     MEDIA 2.5%
     APN News & Media Ltd. ........................................       Australia    144,000        276,721
     United Business Media PLC ....................................    United Kingdom   75,760        259,858
     WPP Group PLC ................................................    United Kingdom   87,320        470,657
                                                                                                  -----------
                                                                                                    1,007,236
                                                                                                  -----------
     METALS & MINING 4.1%
     Barrick Gold Corp. ...........................................        Canada       18,310        288,290
     BHP Billiton PLC .............................................       Australia    207,389      1,039,158
    aCorus Group PLC ..............................................    United Kingdom  223,240         23,042
     Pechiney SA, A ...............................................        France       12,460        303,743
                                                                                                  -----------
                                                                                                    1,654,233
                                                                                                  -----------
     MULTILINE RETAIL 1.3%
     Galeries Lafayette SA ........................................        France        1,972        179,357
     Marks & Spencer Group PLC ....................................    United Kingdom   78,450        349,686
                                                                                                  -----------
                                                                                                      529,043
                                                                                                  -----------
     OIL & GAS 8.0%
     Eni SpA ......................................................         Italy       84,110      1,123,400
     Fortum OYJ ...................................................        Finland      50,410        336,646
     Norsk Hydro ASA ..............................................        Norway        7,641        288,510
     Repsol YPF SA ................................................         Spain       40,000        577,028
     Shell Transport & Trading Co. PLC ............................    United Kingdom   90,677        548,233
     Total Fina Elf SA, B .........................................        France        2,900        367,081
                                                                                                  -----------
                                                                                                    3,240,898
                                                                                                  -----------
     PAPER & FOREST PRODUCTS 2.9%
     Holmen Aktiebolag AB, B ......................................        Sweden       15,081        351,282
     Stora Enso OYJ, R (EUR/FIM Traded) ...........................        Finland      54,450        502,065
     UPM-Kymmene Corp. ............................................        Finland      24,460        316,286
                                                                                                  -----------
                                                                                                    1,169,633
                                                                                                  -----------

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003  (CONT.)



                                                                           COUNTRY     SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PHARMACEUTICALS 4.3%
     Aventis SA ...................................................        France       18,600    $   816,523
     GlaxoSmithKline PLC ..........................................    United Kingdom    4,200         73,889
     Novartis AG ..................................................      Switzerland    18,270        676,617
    aShire Pharmaceuticals Group PLC ..............................    United Kingdom   29,400        179,146
                                                                                                  -----------
                                                                                                    1,746,175
                                                                                                  -----------
     REAL ESTATE 2.4%
     Cheung Kong Holdings Ltd. ....................................       Hong Kong     96,000        531,730
     Unibail SA ...................................................        France        6,960        445,053
                                                                                                  -----------
                                                                                                      976,783
                                                                                                  -----------
     ROAD & RAIL 1.1%
     Nippon Express Co. Ltd. ......................................         Japan      111,000        445,573
                                                                                                  -----------
     TEXTILES & APPAREL 1.6%
     Adidas-Salomon AG ............................................        Germany       7,270        638,610
                                                                                                  -----------
     TOTAL COMMON STOCKS (COST $49,026,784)                                                        35,897,650
                                                                                                  -----------
     PREFERRED STOCKS (COST $573,828) 1.2%
     AUTOMOBILES
     Volkswagen AG, pfd. ..........................................        Germany      20,260        483,055
                                                                                                  -----------


                                                                                        PRINCIPAL
                                                                                         AMOUNT B
                                                                                        ---------
     BONDS (COST $4,270)
     Bae Systems PLC, 7.45%, 11/29/03 .............................    United Kingdom    2,368GBP       3,812
                                                                                                  -----------
     SHORT TERM INVESTMENTS (COST $4,018,080) 9.9%
     U.S. Treasury Bills, 1.093% to 1.193%, with maturities
     to 6/26/03 ...................................................    United States 4,026,000      4,018,551
                                                                                                  -----------
     TOTAL INVESTMENTS (COST $53,622,962) 99.7% ...................                                40,403,068
     OTHER ASSETS, LESS LIABILITIES .3% ...........................                                   138,546
                                                                                                  -----------
     NET ASSETS 100.0%                                                                            $40,541,614
                                                                                                  ===========

     CURRENCY ABBREVIATIONS:
     EUR -- European Unit
     FIM -- Finnish Markka
     GBP -- British Pound


     aNon-income producing.
     bThe principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003


Assets:
 Investments in securities:
  Cost ..........................................................  $53,622,962
                                                                  ==============
  Value .........................................................   40,403,068
 Cash ...........................................................       63,503
 Receivables:
  Capital shares sold ...........................................       72,851
  Dividends and interest ........................................      249,630
                                                                  --------------
      Total assets ..............................................   40,789,052
Liabilities:
 Payables:
  Capital shares redeemed .......................................      125,340
  Affiliates ....................................................       84,586
 Other liabilities ..............................................       37,512
                                                                  --------------
      Total liabilities .........................................      247,438
                                                                  --------------
Net assets, at value ............................................  $40,541,614
                                                                  ==============
Net assets consist of:
 Undistributed net investment income ............................      $36,165
 Net unrealized appreciation (depreciation) .....................  (13,210,478)
 Accumulated net realized gain (loss) ...........................   (6,598,988)
 Capital shares .................................................   60,314,915
                                                                  ==============
Net assets, at value ............................................  $40,541,614
                                                                  ==============
CLASS A:
 Net asset value per share ($25,894,200 (DIVIDE)
 2,959,168 shares outstanding) ..................................        $8.75
                                                                  ==============
 Maximum offering price per share ($8.75 (DIVIDE) 94.25%) .......        $9.28
                                                                  ==============
CLASS C:
 Net asset value per share ($14,371,851 (DIVIDE)
 1,662,221 shares outstanding)/a/................................        $8.65
                                                                  ==============
 Maximum offering price per share ($8.64 (DIVIDE) 99.00%) .......        $8.74
                                                                  ==============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
 ($275,563 (DIVIDE) 31,471 shares outstanding) ..................        $8.76
                                                                  ==============


a Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003


Investment income:
 (net of foreign taxes of $150,624)
 Dividends ....................................................... $  1,250,715
 Interest ........................................................       84,190
                                                                   -------------
      Total investment income ....................................    1,334,905
                                                                   -------------
Expenses:
 Management fees (Note 3) ........................................      351,635
 Administrative fees (Note 3) ....................................       70,328
 Distribution fees (Note 3)
  Class A ........................................................      101,673
  Class C ........................................................      165,292
 Transfer agent fees (Note 3) ....................................      124,338
 Custodian fees ..................................................       15,700
 Reports to shareholders .........................................       21,800
 Registration and filing fees ....................................       48,700
 Professional fees ...............................................       35,000
 Directors' fees and expenses ....................................       25,000
                                                                   -------------
      Total expenses .............................................      959,466
                                                                   -------------
           Net investment income .................................      375,439
                                                                   -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................   (2,061,098)
  Foreign currency transactions ..................................       12,104
                                                                   -------------
      Net realized gain (loss) ...................................   (2,048,994)
Net unrealized appreciation (depreciation) on:
  Investments ....................................................  (10,246,849)
  Translation of assets and liabilities
   denominated in foreign currencies .............................       11,110
                                                                   -------------
      Net unrealized appreciation (depreciation) .................  (10,235,739)
                                                                   -------------
Net realized and unrealized gain (loss) ..........................  (12,284,733)
                                                                   -------------
Net increase (decrease) in net assets resulting from operations .. $(11,909,294)
                                                                   =============

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2003 AND 2002

                                                                                     2003         2002
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................  $   375,439  $   719,039
  Net realized gain (loss) from investments
   and foreign currency transactions ..........................................   (2,048,994)  (2,996,595)
  Net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ....  (10,235,739)   2,499,715
                                                                                --------------------------
      Net increase (decrease) in net assets resulting from operations .........  (11,909,294)     222,159
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................................     (408,336)    (445,149)
   Class C ....................................................................     (122,333)    (100,767)
   Advisor Class ..............................................................       (5,746)      (4,319)
                                                                                --------------------------
  Total distributions to shareholders .........................................     (536,415)    (550,235)
  Capital share transactions (Note 2):
   Class A ....................................................................    1,086,528   (2,555,906)
   Class C ....................................................................    2,720,881    4,480,592
   Advisor Class ..............................................................       14,556       63,304
                                                                                --------------------------
  Total capital share transactions ............................................    3,821,965    1,987,990
 Redemption Fees (Note 1g) ....................................................        1,962           --
      Net increase (decrease) in net assets ...................................   (8,621,782)   1,659,914
Net assets:
 Beginning of year ............................................................   49,163,396   47,503,482
                                                                                --------------------------
 End of year ..................................................................  $40,541,614  $49,163,396
                                                                                ==========================
Undistributed net investment income included in net assets:
 End of year ..................................................................  $    36,165  $   192,365
                                                                                ==========================

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International (Ex EM) Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements  (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2003, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                        YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------
                                                                2003                        2002
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT         SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS A SHARES:
Shares sold ........................................  3,545,186 $ 35,765,753       7,606,081 $ 86,057,791
Shares issued on reinvestment of distributions .....     35,970      369,034          35,268      400,939
Shares redeemed .................................... (3,459,982) (35,048,259)     (7,885,092) (89,014,636)
                                                     -----------------------------------------------------
Net increase (decrease) ............................    121,174 $  1,086,528        (243,743)$ (2,555,906)
                                                     =====================================================

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements  (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                        YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------
                                                                2003                        2002
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT         SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS C SHARES:
Shares sold ........................................  1,657,859 $ 17,465,662       1,645,906 $ 18,581,572
Shares issued on reinvestment of distributions .....     10,396      105,581           7,621       84,475
Shares redeemed .................................... (1,438,265) (14,850,362)     (1,254,416) (14,185,455)
                                                     -----------------------------------------------------
Net increase (decrease) ............................    229,990 $  2,720,881         399,111 $  4,480,592
                                                     =====================================================


                                                                        YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------
                                                                2003                        2002
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT         SHARES       AMOUNT
                                                     -----------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ........................................    585,241 $  5,514,637         185,134 $  2,047,173
Shares issued on reinvestment of distributions .....        429        4,335             290        3,316
Shares redeemed ....................................   (583,200)  (5,504,416)       (179,066)  (1,987,185)
                                                     -----------------------------------------------------
Net increase (decrease) ............................      2,470 $     14,556           6,358 $     63,304
                                                     =====================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 2003, Distributors advised the Fund that unreimbursed costs were $506,327. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $45,446 and $5,083, respectively.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements  (CONTINUED)


4. INCOME TAXES

At March 31, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

      Cost of investments ........................    $ 53,846,368
                                                    --------------
      Unrealized appreciation ....................       2,188,571
      Unrealized depreciation ....................     (15,631,871)
                                                    --------------
      Net unrealized appreciation (depreciation) .    $(13,443,300)
                                                    ==============
      Distributable earnings-ordinary income .....    $     36,163
                                                    ==============

At March 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:
        2010 .....................................    $  2,844,998
        2011 .....................................       2,647,787
                                                    --------------
                                                      $  5,492,785
                                                    ==============

The tax character of distributions paid during the years ended March 31, 2002 and 2003, was as follows:

Distributions paid from:

                                                            2003         2002
                                                    ----------------------------
      Ordinary income ............................        $536,415     $550,235
                                                    ============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At March 31, 2003, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $882,764 and $33, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2004.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 aggregated $14,059,424 and $7,902,462, respectively.

TEMPLETON INTERNATIONAL (EX EM) FUND
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton International (Ex EM) Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International (Ex EM) Fund (the "Fund") at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on that statement.



PricewaterhouseCoopers LLP
San Francisco, California
May 2, 2003

TEMPLETON INTERNATIONAL (EX EM) FUND
Tax Designation (Unaudited)

At March 31, 2003, more than 50% of the Templeton International (Ex EM) Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund hereby designates to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class C, and Advisor Class shareholders in May 2003.



                              CLASS A                           CLASS C                        ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
                 FOREIGN TAX PAID  FOREIGN SOURCE  FOREIGN TAX PAID  FOREIGN SOURCE   FOREIGN TAX PAID   FOREIGN SOURCE
   COUNTRY           PER SHARE    INCOME PER SHARE    PER SHARE     INCOME PER SHARE     PER SHARE      INCOME PER SHARE
------------------------------------------------------------------------------------------------------------------------
   Australia           0.0002         0.0066            0.0002           0.0035           0.0002            0.0083
   Austria             0.0001         0.0002            0.0001           0.0001           0.0001            0.0002
   Bermuda             0.0000         0.0022            0.0000           0.0011           0.0000            0.0027
   Canada              0.0018         0.0050            0.0018           0.0026           0.0018            0.0063
   Finland             0.0044         0.0126            0.0044           0.0066           0.0044            0.0158
   France              0.0015         0.0046            0.0015           0.0024           0.0015            0.0057
   Germany             0.0026         0.0088            0.0026           0.0046           0.0026            0.0110
   Hong Kong           0.0000         0.0134            0.0000           0.0071           0.0000            0.0168
   Italy               0.0020         0.0056            0.0020           0.0029           0.0020            0.0070
   Japan               0.0009         0.0026            0.0009           0.0014           0.0009            0.0032
   Netherlands         0.0034         0.0096            0.0034           0.0051           0.0034            0.0120
   New Zealand         0.0003         0.0008            0.0003           0.0004           0.0003            0.0010
   Norway              0.0003         0.0008            0.0003           0.0004           0.0003            0.0010
   Spain               0.0027         0.0077            0.0027           0.0040           0.0027            0.0096
   Sweden              0.0030         0.0085            0.0030           0.0045           0.0030            0.0106
   Switzerland         0.0015         0.0062            0.0015           0.0032           0.0015            0.0077
   United Kingdom      0.0075         0.0330            0.0075           0.0174           0.0075            0.0414
------------------------------------------------------------------------------------------------------------------------
   TOTAL              $0.0322        $0.1282           $0.0322          $0.0673          $0.0322           $0.1603
------------------------------------------------------------------------------------------------------------------------



In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                          NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)             Trustee       Since 1994           135            Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                              company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).
---------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)            Trustee       Since 2001           18             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo
Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)          Trustee       Since 1994           136            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (80)         Trustee       Since 1994           28             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-Residence, Eckerd College (1991-2002); Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman
of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990);
and director of various of its subsidiaries.
---------------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)             Trustee       Since 1996           86             Director, Amerada Hess Corporation
500 East Broward Blvd.                                                              (exploration and refining of oil and gas);
Suite 2100                                                                          Hercules Incorporated (chemicals, fibers and
Fort Lauderdale, FL 33394-3091                                                      resins); Beverly Enterprises, Inc. (health
                                                                                    care); H.J. Heinz Company (processed foods and
                                                                                    allied products); RTI International Metals, Inc.
                                                                                    (manufacture and distribution of titanium);
                                                                                    and Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)             Trustee       Since 1994           22             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)            Trustee       Since 1994           22             Director, White Mountains Insurance Group,
500 East Broward Blvd.                                                              Ltd. (holding company); Martek Biosciences
Suite 2100                                                                          Corporation; MedImmune, Inc. (biotech-
Fort Lauderdale, FL 33394-3091                                                      nology); Overstock.com (Internet services);
                                                                                    and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)             Trustee       Since 1994           28             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS                              NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE DEAN                  Trustee       Since 2001           18             None
TSERETOPOULOS (49)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)          Trustee       Since 1994           22             Director, Amerada Hess Corporation
500 East Broward Blvd.                                                              (exploration and refining of oil and gas); C2,
Suite 2100                                                                          Inc. (operating and investment business);
Fort Lauderdale, FL 33394-3091                                                      and H.J. Heinz Company (processed
                                                                                    foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets
Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the
Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**MARTIN L. FLANAGAN (42)         Trustee and   Since 1994           5              None
One Franklin Parkway              Vice
San Mateo, CA 94403-1906          President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Financial Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC;
officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)         Trustee,      Trustee and          135            None
One Franklin Parkway              Vice          Vice President
San Mateo, CA 94403-1906          President     since 1994 and
                                  and Chairman  Chairman of
                                  of the Board  the Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (58)              Vice          Since 1996       Not Applicable     None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (39)           President     President since  Not Applicable     None
PO Box N-7759                     and Chief     2001 and Chief
Lyford Cay,                       Executive     Executive
Nassau, Bahamas                   Officer -     Officer -
                                  Investment    Investment
                                  Management    Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)             Senior Vice    Since 2002      Not Applicable     None
500 East Broward Blvd.            President and
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                Vice           Since 2000      Not Applicable     None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)             Vice          Vice President   Not Applicable     None
One Franklin Parkway              President     since 2000 and
San Mateo, CA 94403-1906          and Secretary Secretary since
                                                1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)       Vice          Since 1994       Not Applicable     None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                  Vice          Since 1994       Not Applicable     None
500 East Broward Blvd.            President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O.  MAGDOL (65)           Vice          Since 1994       Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 Fifth Avenue                  President                                         Lingnan Foundation.
Rockefeller Center                -AML
New York, NY 10048-0772           Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)           Treasurer and Treasurer since  Not Applicable     None
500 East Broward Blvd.            Chief         2000 and Chief
Suite 2100                        Financial     Financial
Fort Lauderdale, FL 33394-3091    Officer       Officer since
                                                2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 21 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)            Vice          Since 2000       Not Applicable     None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Martin L. Flanagan is considered an interested person of the Trust due to his position as an officer of Resources. Nicholas F. Brady is considered an interested person of the Trust due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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



LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund/1/
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund/2/
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund/3/

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund/4/
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund/4/
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund/5/
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust/6/
Franklin Short-Intermediate
 U.S. Government Securities Fund/5/
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund/5/
Franklin Federal Money Fund/5/,/7/
Franklin Money Fund/5/,/7/

TAX-FREE INCOME/8/
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund/9/
Tax-Exempt Money Fund/5/,/7/

STATE-SPECIFIC
TAX-FREE INCOME/8/
Alabama
Arizona
California/10/
Colorado
Connecticut
Florida/10/
Georgia
Kentucky
Louisiana
Maryland
Massachusetts/9/
Michigan/9/
Minnesota/9/
Missouri
New Jersey
New York/10/
North Carolina
Ohio/9/
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
Insurance Products Trust/11/

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM.
SEE INSIDE FOR DETAILS.

ANNUAL REPORT
TEMPLETON INTERNATIONAL (EX EM) FUND

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton International (Ex EM) Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 A2003 05/03    [LOGO OMITTED] Printed on recycled paper